UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 18, 2007

                               S.Y. BANCORP, INC.
             (Exact name of registrant as specified in its charter)


               Kentucky                   1-13661                61-1137529
               --------                   -------                ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

               1040 East Main Street, Louisville, Kentucky, 40206
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (502) 582-2571
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 18, 2007, the Board of Directors of S.Y. Bancorp, Inc. (the "Company") approved amendments to Sections 1.02, 1.03 and 1.04 of the Bylaws of the Company to expressly permit the issuance and transfer of uncertificated shares of the Company's capital stock. These amendments were adopted in connection with the recent amendments to Rule 4350(l) of The NASDAQ Stock Market LLC, which requires NASDAQ-listed companies to have their listed securities eligible for the Direct Registration System by January 1, 2008. The Direct Registration System allows investors to establish a book-entry position on the books of an issuer maintained by the issuer or its transfer agent and to transfer the investor's securities electronically to broker-dealers in order to effect transactions without the use of physical stock certificates.

     A complete copy of the Bylaws of the Company, as amended through December 18, 2007, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     D. Exhibits

        3.1 Bylaws of S.Y. Bancorp


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2007                       S.Y. BANCORP, INC.

                                              By: /s/ Nancy B. Davis
                                                  ------------------------------
                                                  Nancy B. Davis, Executive Vice
                                                  President, Treasurer and Chief
                                                  Financial Officer